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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event

                             Reported): June 9, 1998

                             LEHMAN ABS CORPORATION

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             (Exact name of registrant as specified in its charter)

         Delaware                    333-39649               13-3447441

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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                10022
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(Address of Principal                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code:  (212) 526-7000
                                                     ----- --------



Item 5.  Other Events.
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Filing of Derived Information.*
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         In connection with the offering of the Lehman Home Equity Loan Asset-
Backed Certificates, Series 1998-2 (the "Certificates") Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Information") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related
portfolio,  it  did   not  participate  in  the  preparation  of  the  Derived
Information. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE in reliance on a continuing hardship exemption.

         For purposes of this Form 8-K, Derived Information shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

Item 7.      Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Information


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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement of Lehman ABS Corporation, relating to its Lehman Home Equity Loan Trust 1998-2.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEHMAN ABS CORPORATION

                                      By: /s/ Martin P. Harding
                                      ------------------------------
                                      Name: Martin P. Harding
                                      Title: Managing Director

Dated:  June 9, 1998



Exhibit Index
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Exhibit                                                     Page
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99.1     Derived Information                                   5


         Exhibit 99.1

         In accordance with Rule 202 of Regulation S-T, the Derived Information is being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.